UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               Form 8-K

                            Current Report
     Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported)     September 11, 2009
                  --------------------------

                 Dynasil Corporation of America
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  (Exact name of registrant as specified in its charter)

     New Jersey                   000-27503         22- 1734088
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(State or other                   (Commission     (IRS Employer
jurisdiction of incorporation)    File Number) Identification No.)


            385 Cooper Road, West Berlin, New Jersey 08091
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         (Address of principal executive offices)   (ZIP Code)

Registrant's telephone number, including area code:  (856)-767-4600

                           Not Applicable
  ------------------------------------------------------------
     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instructions A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

	On September 11, 2009, the Board of Directors of the Registrant, Dynasil Corporation of America ("Dynasil"), elected Peter Sulick, age 58, and a current director, of Naples, FL as Chairman of Dynasil's Board of Directors. Mr. Sulick will continue as Chairperson of the Dynasil Board of Directors' Audit Committee and its Financial Expert. Former Dynasil Board Chairman, James S. Saltzman, has been elected Vice Chairman of the Board of Directors. On September 16, 2009, a press release was issued regarding these changes. The information set forth in that press release, which is filed as an exhibit to this Report, is incorporated herein by reference.

	On September 16, 2009, James Saltzman, Vice Chairman of Dynasil's Board of Directors sent a letter to stockholders, which also is filed as an exhibit to this Report and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

EXHIBIT INDEX

(c)  Exhibits

99.1 Dynasil Corporation of America press release dated September 16, 2009 relating to the election of Peter Sulick.

99.2 Dynasil Corporation of America letter to stockholders dated
September 16, 2009.



SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DYNASIL CORPORATION OF AMERICA
		                        (Registrant)

Date: 					By
                                           Craig T. Dunham
                                           President